UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          ---------------------------


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     November 14, 1995
                                                     -----------------





                                  NEWELL CO.
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            (Exact name of registrant as specified in its charter)




      Delaware                1-9608                  36-3514169
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(State or other           (Commission               (IRS Employer
jurisdiction of           File Number)            Identification No.)




              29 East Stephenson Street, Freeport, Illinois 61032
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            (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code (815) 235-4171
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Item 5.     Other Events.

            On November 14,  1995, Newell Co. ("Newell")  filed an unallocated shelf Registration Statement on Form S-3 (Registration No. 33-64225), with the Securities and Exchange Commission (the "SEC"). When the Registration Statement is declared effective by the SEC, Newell may sell up to $500,000,000 of Debt Securities, Preferred Stock and Common Stock, par value $1.00 per share and related preferred stock purchase rights.

      For additional information, reference is made to the Registration Statement.


                                  SIGNATURES


            Pursuant  to the  requirements of the  Securities Exchange  Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          NEWELL CO.
                                            (Registrant)






                                          /s/ William T. Alldredge
Date:  November 17, 1995            By: --------------------------
                                          William T. Alldredge
                                          Vice President -- Finance